UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2008

SHENGTAI PHARMACEUTICAL, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-51312 (Commission File Number)	54-2155579 (IRS Employer Identification No.)

Changda Road East Development District, Changle County Shandong, PRC F4 262400 (Address of principal executive offices)

Registrant’s telephone number, including area code:  011-86-536-218-2777

____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 30, 2008, our Chief Financial Officer, Mr. Yizhao Zhang, resigned.

(c) On April 30, 2008, we appointed a new Chief Financial Officer, Ms. Yiru Shi. Ms. Shi is 35 years old. Before April 30, 2008, Ms. Shi did not hold any position with the Company. Over the last five years, Ms. Shi has served as audit manager of Kabani & Company Inc., where oversaw the audits and reviewed SEC filings for numerous PRC companies that are also public companies in the U.S., and as controller of Aroa Marketing.

There are no family relationship between Ms. Shi and any of our other officers and directors. Ms. Shi is not a director of any Company. Except for the employment agreement described below, Ms. Shi has not had any transaction with the Company since the beginning of the Company’s last fiscal year.

(e) Ms. Shi’s compensation as Chief Financial Officer of the Company is set forth in an employment agreement between Ms. Shi and the Company. Under that agreement, Ms. Shi is to be employed by the Company for three years, and is to receive compensation consisting of the following: (i) a salary of $108,000 per year; (ii) options (or warrants) to purchase 50,000 shares of common stock of the company at a strike price (or exercise price) of $3.30 per share each time the Company completes a financing transaction; (iii) if at the end of three years she has not received stock options (or warrants) to purchase at least 150,000 shares of common stock of the Company, the difference between 150,000 and the number of such options (or warrants) she has received; and (iv) in the discretion of management, additional shares as a bonus.

Item 8.01 Other Events

On May 1, 2008, we issued a press release disclosing our change in Chief Financial Officer. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibit Index

Exhibit 99.1 Press Release dated May 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Shengtai Pharmaceutical, Inc.
(Registrant)

By:	/s/ Yiru Shi
Yiru Shi
Duly Authorized Signatory and
Chief Financial Officer

Date: May 1, 2008